Exhibit 10.1

PREMIUM HOMES, LLC
SALE OF MEMBERSHIP INTEREST AGREEMENT

This SALE OF MEMBERSHIP INTEREST AGREEMENT is made and entered into on this day of August, 2010 by Terry L. Lee and Lee Holding Company, L.P. ("Seller") and Lee Oil Company, lnc. ("Purchaser") of Premium Homes, LLC a Kentucky limited liability company ("Company") filed with the Kentucky Secretary of State File # 0659473.06.

WITNESSETH:

WHEREAS, Seller, Terry L, Lee (50% ownership interest) and Lee Holding Company, L.P. (50% ownership interest), wish to sell, assign and transfer all of their right, title and interest (100% ownership) in and to the Company to Purchaser, Lee Oil Company, Inc. for the sum on one hundred and forty thousand dollars ($140,000.00) payable in $10,000.00 cash and 650,000 shares of Heartland, Inc common stock. This transfer shall become effective as of the date first mentioned in this agreement (August 01, 2010).

NOW, THEREFORE, for and in consideration of one dollar ($140,000.00) the Seller, Terry L Lee and Lee Holding Company, L.P. sells their 100% interest in Premium Homes, LLC a Kentucky limited liability company to Purchaser, Lee Oil Company, Inc, In addition to this ownership transfer by signing this agreement the Members appoint Terry L. Lee as Chief Manager and shall exercise all power authorized as Chief Manager of Premium Homes, LLC.

Premium Homes, LLC
Terry L. Lee, Chief Manager
Date: August 01, 2010

Lee Oil Company, Inc., Purchaser
Date: August 01, 2010

Terry L. Lee, Seller
Date: August 01, 2010

Lee Holding Company, L.P.
Date: August 01, 2010

Witness

Witness

Witness